EXHIBIT 1.1

                             BENEFICIAL CORPORATION

          Medium-Term Notes, Series I
          Due Nine Months or More From
          Date of Issue

                             DISTRIBUTION AGREEMENT

                                        July 25, 1997

          MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          North Tower
          World Financial Center
          New York, New York 10281-1310

          J.P. MORGAN SECURITIES INC.
          60 Wall Street
          New York, New York 10260-0060

          UBS SECURITIES LLC
          299 Park Avenue
          New York, New York  10171-0026

          CHASE SECURITIES INC.
          270 Park Avenue
          New York, New York  10017-2070

          SALOMON BROTHERS INC
          Seven World Trade Center
          New York, New York  10048

          Dear Sirs:

                    Beneficial Corporation (the "Company") confirms its agreement with each of you (you are hereinafter sometimes referred to individually as an "Agent" and collectively as the "Agents") with respect to the issue and sale by the Company of up to $3,000,000,000 aggregate principal amount, or aggregate initial issue price, of its Medium-Term Notes, Series I due nine months or more from date of issue (the "Notes"), or the equivalent thereof if any of the Notes is denominated in a foreign currency or currency unit. The Notes are to be issued pursuant to the Indenture, dated as of July 1, 1997 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee").

                    Subject to the terms and conditions stated herein, the Company hereby (i) appoints each of you as agents of the Company for the purpose of soliciting purchases of the Notes from the Company by others and (ii) agrees that whenever the Company determines to sell Notes directly to any Agent as principal, it will enter into a separate agreement with such principal relating to such sale in accordance with the provisions of Section 2(b) hereof (each a "Terms Agreement"), which Terms Agreement may be either oral or in writing in substantially the form of Exhibit A hereto.

                    1.   Representations and Warranties of the
          Company.  The Company represents and warrants to each of you that:
                    (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-30543) and Amendment No. 1 thereto (as so amended, the "Registration Statement"), relating to $3,000,000,000 principal amount of debt securities (the "Debt Securities"), to be offered from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Securities Act (the "Regulations"), of which the entire $3,000,000,000 principal amount constitute
          the Notes.   The Registration Statement became effective as
          of 5:30 p.m., New York time, on July 10, 1997. The Registration Statement, including the exhibits thereto and all documents incorporated therein by reference pursuant to
          Item 12 of Form S-3 (the "Incorporated Documents"), are hereinafter referred to collectively as the "Registration Statement", except that if the Registration Statement is amended by the filing with the Commission of a post-effective amendment thereto or additional Incorporated Documents, the term "Registration Statement" shall mean collectively the Registration Statement, including the Incorporated Documents, as so amended from and after the effective date of such post-effective amendment or the filing of such additional Incorporated Documents. The prospectus dated July 25, 1997, including the Incorporated Documents, which constitutes a part of the Registration Statement, as amended at the time the Registration Statement became effective or any post-effective amendment thereto becomes effective, together with the prospectus supplement dated July 25, 1997 (the "Prospectus Supplement"), relating to the offering of the Notes, are hereinafter referred to collectively as the "Prospectus," except that if the Prospectus is thereafter amended or supplemented pursuant to Rule 424(b) of the Regulations or additional Incorporated Documents are filed, the term "Prospectus" shall mean the prospectus, including the Incorporated Documents, as so amended or supplemented pursuant to Rule 424(b) or by the filing of additional Incorporated Documents, from and after the date such amended prospectus or supplement is first used or filed with the Commission or the date such additional Incorporated Documents are so filed, as the case may be.
          The date on which the Registration Statement originally became effective is hereinafter referred to as the "Effective Date". The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                    (b) On the Effective Date and the date on which the Prospectus Supplement was filed with the Commission pursuant to Rules 424(b)(2) and/or 424(b)(3), and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is first used or filed with the Commission or any additional Incorporated Documents are filed, the Registration Statement and the Prospectus, respectively, complied and will comply with the provisions of the Securities Act and the Regulations, the Incorporated Documents complied and will comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and the Registration Statement and the Prospectus did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and from the date hereof until completion of the public offering of the Notes, the Prospectus will not contain any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties do not apply to (1) that part of the Registration Statement that shall constitute the Statements of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee or the other trustee for the Debt Securities registered under the Registration Statement, except statements or omissions in such Statements made in reliance upon and in conformity with information furnished in writing to the Trustee or such other trustee by or on behalf of the Company for use therein, or (2) statements or omissions in the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of you expressly for use therein.

                    (c) The accountants who certified the financial statements included in the Registration Statement are independent public accountants as required by the Securities Act and the Regulations.

                    2. Solicitations by the Agents of Offers to Purchase; Purchases as Principal.

                    (a)  On the basis of the representations and
          warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its best efforts to solicit and receive offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. The Company may solicit offers to purchase Notes directly on its own behalf or through any subsidiary and may also solicit offers to purchase Notes through other agents as may be designated by the Company from time to time.

                    The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes by you as Agents commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, you will forthwith suspend solicitation of purchases until such time as the Company has advised you that solicitation may be resumed.

                    Unless otherwise agreed between the Company and the applicable Agent at the time of sale with respect to a particular agency transaction relating to Notes with a term from nine months to 30 years, the Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold in an agency transaction solicited by such Agent:

                    Term                              Commission Rate

          From 9 months to 18 months ...............       .125%
          More than 18 months to 2 years ...........       .200%
          More than 2 years to 3 years .............       .250%
          More than 3 years to 4 years .............       .350%
          More than 4 years to 5 years .............       .400%
          More than 5 years to 7 years .............       .475%
          More than 7 years to 8 years .............       .525%
          More than 8 years to 10 years ............       .550%
          More than 10 years to less than 15 years..       .575%
          From 15 years to less than 20 years ......       .650%
          From 20 years to 30 years ................       .700%

          The commission rate for Notes with a term of more than 30 years shall be negotiated at the time of sale. The commission amount shall be deducted in each case by the Agent from the amount remitted to the Trustee in payment for such Note.

                    As Agents, you are authorized to solicit orders for the Notes only in denominations of $25,000 and any larger denomination that is an integral multiple of $1,000 (unless otherwise approved by the Company) or, in the case of Notes denominated other than in U.S. dollars, in denominations approved by the Company and on terms previously agreed to by the Company. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it, other than those it has rejected. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. An Agent shall have the right, in its discretion reasonably exercised, to reject any offer to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

                    (b) Each sale of Notes to any Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement that will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Such Agent may utilize dealers or selling groups in connection with the resale of Notes purchased by such Agent as principal. The Terms Agreement relating to the sale of Notes to an Agent as principal may also specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment to purchase Notes as principal pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by any Agent pursuant thereto, the interest rate thereon or the method of determining such interest rate, the maturity date thereof, the price to be paid to the Company for such Notes, the initial public offering price at which the Notes are proposed to be reoffered, any provisions relating to the rights of, and default by, underwriters acting together with such Agent in the reoffering of the Notes, the time and place of delivery of and payment for such Notes and such other terms appropriate to the Notes to be purchased pursuant thereto. The Company also may sell Notes to other persons as principals, as may be designated by the Company from time to time.

                    (c) Administrative procedures respecting the sale of Notes are specified in the Medium-Term Note Administrative Procedures attached hereto as Exhibit B (the "Procedures"). You and the Company agree to perform the respective duties and obligations specifically provided to be performed herein and in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of you and the Company.

                    (d) The procedural details relating to the issue and delivery of Notes sold to an Agent as principal pursuant to a Terms Agreement and payment therefor shall be, unless otherwise agreed, as set forth in the Procedures. For each sale of Notes to an Agent as principal that is not made pursuant to a Terms Agreement, such Agent will purchase such Notes at a price that, unless otherwise agreed and specified in the applicable Pricing Supplement (as defined herein), shall be equal to 100% of the principal amount thereof less a discount equal to the commission applicable to a sale of such Notes of identical maturity in an agency transaction as provided in Section 2(a) hereof and in accordance with the table set forth therein.

                    Each time and date of delivery of and payment for Notes to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Procedures, is referred to herein as a "Time of Delivery".

                    (e) If any of the Notes are denominated in a foreign currency or currency unit, a Foreign Currency Amendment in the form attached hereto as Exhibit C will be entered into between the Company and the participating Agents, as the case may be.

                     3.  Covenants of the Company.  The Company
          covenants and agrees with each of you as follows:

                    (a) As soon as the Company is advised thereof, the Company will advise you and will confirm such advice in writing (i) of the effectiveness of any post-effective amendment to the Registration Statement; (ii) of the filing with the Commission of any amendment or supplement to the Prospectus or any document to be filed pursuant to the Exchange Act that will be incorporated by reference in the Prospectus; (iii) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or qualification of the Indenture or prohibiting the sale of the Notes, or of the initiation or threatening of any proceedings for any such purpose; and (iv) of the receipt by the Company or any representative or attorney of the Company of any communication from the Commission relating to the Registration Statement or the Prospectus.

                    (b)  Before amending or supplementing the
          Registration Statement or the Prospectus, including the filing of documents deemed to be Incorporated Documents, the Company will furnish you with a copy of each proposed amendment or supplement or Incorporated Document (other than an amendment or supplement providing solely for a change in the interest rate of the Notes or the method of determining such interest rate or a change in the principal amount of notes remaining to be sold or similar changes).

                    (c) The Company will furnish to each of you, without charge, as many conformed copies of the Registration Statement (including exhibits other than exhibits incorporated by reference) and as many executed and conformed copies of any post-effective amendments thereto as you may reasonably request.

                    (d) The Company will furnish to each of you, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus, and of any then current supplements thereto, including the Incorporated Documents, as you may reasonably request.

                    (e) For the period during which the Prospectus is required to be delivered under the Securities Act, if any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend or supplement the Registration Statement or Prospectus in order to comply with the requirements of the Securities Act or the Regulations, immediate notice shall be given, and confirmed in writing, to you by the Company to cease the solicitation of offers to purchase the Notes in your capacity as agents of the Company and to cease sales of any Notes you may then own as principal and, except as otherwise provided in any relevant Terms Agreement, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Securities Act or the Exchange Act, as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; provided, however, that if at any such time the Company shall have instructed you to suspend solicitation of offers to purchase the Notes in your capacity as agents of the Company and you do not then hold any Notes acquired by you as principal, the Company shall not be obligated to so amend or supplement the Registration Statement or Prospectus until such time as it shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with any Agent. The Company will advise you promptly when you may resume the solicitation of offers to purchase the Notes or sales of Notes you may then own as principal.

                    (f) The Company will endeavor to qualify, and to cooperate with you in an endeavor to qualify, the Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions of the United States as you may request, and will maintain such qualifications in effect in such jurisdictions for as long as may be required for the distribution of the Notes (except that the Company need not qualify the Notes or maintain the qualification of the Notes for offer and sale in any jurisdiction where such qualification or continued qualification would, in the opinion of the Company, be unduly burdensome to the Company).

                    (g)  Simultaneously with the release to the
          general public of interim financial information with respect to each of the first three quarters of any fiscal year, the Company shall furnish such information to you, confirmed in writing, and you and the Company shall then suspend solicitation of offers to purchase the Notes for 24 hours, and the Company shall, if necessary in order to comply with the covenant set forth in paragraph (e) of this Section 3 or if so requested by you, cause the Prospectus to be amended or supplemented to set forth or incorporate by reference capsule financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Securities Act or the Regulations; provided, however, that if at any such time the Company shall have instructed you to suspend solicitation of offers to purchase the Notes in your capacity as agents of the Company and you do not then hold any Notes acquired by you as principal, the Company shall not be obligated to furnish such information to you or to so amend or supplement the Prospectus until such time as it shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with any Agent.

                    (h)  Simultaneously with the release to the
          general public of financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to you, confirmed in writing, and you and the Company shall then suspend solicitation of offers to purchase the Notes for 24 hours, and the Company shall, if necessary in order to comply with the covenant set forth in paragraph (e) of this Section 3 or if so requested by you, cause the Registration Statement and the Prospectus to be amended or supplemented, initially to set forth capsule financial information with respect to the results of operations of the Company for such year and corresponding information for the prior fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Securities Act or the Regulations, and, on or before the date that the Company's Annual Report containing the information required by Rule 14a-3 under the Exchange Act is mailed to stockholders or its Annual Report on Form 10-K is filed with the Commission, whichever is earlier, the Company shall cause the Registration Statement and the Prospectus to be amended to set forth or incorporate such audited financial statements and the report or reports of independent public accountants with respect thereto, and the consent or consents of such independent public accountants to such inclusion or incorporation by reference, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Securities Act or the Regulations; provided, however, that if at any such time the Company shall have instructed you to suspend solicitation of offers to purchase the Notes in your capacity as agents of the Company and you do not then hold any Notes acquired by you as principal, the Company shall not be obligated to so amend or supplement the Prospectus until such time as it shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with any Agent.

                    (i) The Company will make generally available to its security holders (through the operation of Rule 158 under the Securities Act or otherwise) as soon as practicable earnings statements covering a twelve-month period beginning after the date hereof that shall satisfy the provisions of Section 11(a) of the Securities Act.

                    (j) So long as any of the Notes shall remain outstanding the Company will supply to each of you, at the earliest time the Company makes the same available to others, copies of such financial statements and other periodic and special reports as the Company may from time to time furnish generally to holders of any class of its securities registered under Section 12 of the Exchange Act and will furnish each of you with a copy of each Annual Report on Form 10-K that the Company shall be required to file with the Commission.

                    (k)  The Company, during the period when the
          Prospectus is required to be delivered under the Securities Act, will file timely all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                    (l) The Company will comply with the terms and conditions set forth in any Terms Agreement relating to the purchase of Notes by an Agent as principal, including, without limitation, any restriction on the Company's ability to offer or sell, or enter into any agreement to sell, debt securities issued by it of the type and to the extent specified therein.

                     4. Payment of Expenses. The Company will pay, or reimburse if paid by any of you, all reasonable costs and expenses incident to the offering and sale of the Notes pursuant to this Agreement, including, without limiting the generality of the foregoing, all costs and expenses incident to (i) the preparation and filing of the Registration Statement and all amendments and post-effective amendments thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel,
          (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section 3(f) and the original preparation and annual update of a survey as to the legality of the Notes as an investment for certain types of prospective buyers thereof, including printing and filing fees and the fees and disbursements of counsel to the Agents in connection therewith, (v) the printing and delivery to you of copies of the Registration Statement and all amendments and post-effective amendments thereto, the Prospectus and any amendments or supplements thereto, and the Indenture, (vi) any fees charged by rating agencies for the rating of the Notes, (vii) the fees and expenses, if any, incurred with respect to the review by the National Association of Securities Dealers, Inc. pursuant to the filing requirements in connection with its review of corporate financings, if any, (viii) advertising expenses, and (ix) the fees and disbursements of one counsel to the Agents in connection with the offering and sale of the Notes and such other incidental expenses as may be agreed upon by you and the Company.

                     5. Conditions of Obligations. The obligation of any Agent to solicit offers to purchase the Notes as agent of the Company and the obligation of any Agent to purchase Notes as principal pursuant to any Terms Agreement shall, in each case, be subject to the accuracy of the representations and warranties on the part of the Company herein (and, in the case of an obligation of an Agent to purchase Notes as principal, in or incorporated by reference in the Terms Agreement relating to such purchase), to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                    (a) You shall have received, on the date hereof, a Certificate, dated the date hereof, signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a member of the Office of the President or a Vice President and the principal financial or accounting officer of the Company, stating that the signers of such certificate have carefully examined the Registration Statement and the Prospectus and that (i) no order suspending the effectiveness of the Registration Statement or the qualification of the Indenture or prohibiting the sale of the Notes has been issued and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission, (ii) in the opinion of the signers, the statements made in the Registration Statement and the Prospectus are true and correct in all material respects and neither the Registration Statement nor the Prospectus omits to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading (other than the omission of information from the Prospectus that the Prospectus contemplates shall be set forth in a supplement thereto), (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, properties, financial condition or earnings of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in or contemplated by the Registration Statement and Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction (when viewed with respect to the Company and its subsidiaries taken as a whole) not referred to in the Registration Statement and the Prospectus, (iv) neither the Company nor any of its subsidiaries has any material contingent obligations (when viewed with respect to the Company and its subsidiaries taken as a whole) that are not disclosed in the Registration Statement and the Prospectus, (v) there are no material pending legal proceedings (when viewed with respect to the Company and its subsidiaries taken as a whole) to which the Company or any of its subsidiaries is a party, or of which property of the Company or of any of its subsidiaries is the subject, that are not disclosed in the Registration Statement and the Prospectus, (vi) this Agreement and the offering and sale of the Notes will not be in contravention of the provisions of any indenture, agreement or undertaking to which the Company is a party or by which it is bound, and
          (vii) on the basis of financial information prepared for internal use by management and relating to the Company and its subsidiaries for the period subsequent to June 30, 1997 they have no reason to believe that there has been any material adverse change in the financial position of the Company and its subsidiaries from that set forth in or contemplated by the Registration Statement and Prospectus, or that there has been any material adverse change in the results of operations of the Company and its subsidiaries as compared with the corresponding period in the prior year, except in all instances as set forth in or contemplated by the Registration Statement and Prospectus or changes in the ordinary course of business or from dividends paid or declared.

                    (b) You shall have received, on the date hereof, an opinion, dated the date hereof, of Whitman Breed Abbott & Morgan LLP, your counsel, (i) to the effect that the Registration Statement and the Prospectus (except as to financial statements and other financial data contained therein, as to which said counsel need express no opinion) and any amendments or supplements thereto comply as to form in all material respects with the applicable requirements of the Securities Act and the Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and (ii) as to the qualification and validity of the Indenture, the validity of the Notes, the corporate proceedings incident to the issuance and sale of the Notes and such other legal matters as to which you shall have reasonably requested an opinion.

                    (c) You shall have received, on the date hereof, an opinion, addressed to you, dated the date hereof and satisfactory to you, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, to the effect that
          (i) this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having agreed to sell Notes to an Agent as principal, the applicable Terms Agreement) has been duly authorized, executed and delivered by the Company, (ii) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (C) requirements that a claim with respect to the Notes denominated other than in the United States dollars (or a judgment denominated other than in United States dollars in respect of such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (D) governmental authority to limit, delay or prohibit the making of payments in foreign currencies, currency units or composite currencies outside the United States (iii) the issuance and sale of the Notes by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having agreed to sell Notes to an Agent as principal, the applicable Terms Agreement) have been duly authorized by requisite corporate action on the part of the Company, and the Notes, when the terms thereof have been fixed by an authorized representative of the Company, in conformity with the Indenture and the resolutions of the Board of Directors of the Company and the Finance Committee of the Board, and when issued by the Company in accordance with the Administrative Procedures attached as Exhibit B hereto and the officers' certificate pursuant to the Indenture and delivered to and paid for in accordance with the terms of this Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (C) requirements that a claim with respect to the Notes denominated other than in the United States dollars (or a judgment denominated other than in United States dollars in respect of such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (D) governmental authority to limit, delay or prohibit the making of payments in foreign currencies, currency units or composite currencies outside the United States, (iv) the statements contained in the Prospectus under the heading "Description of Securities" and in the Prospectus Supplement under the heading "Description of Notes", insofar as they purport to summarize certain provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects, (v) the Indenture and the forms of the Notes conform to the descriptions thereof contained in the Prospectus, and (vi) the Registration Statement (except as to financial statements, schedules and other financial and statistical data contained or incorporated by reference therein or excluded therefrom, or the exhibits to the Registration Statement, including the Forms T-1, as to which such counsel need express no opinion) at the Effective Date (or, if applicable, at the effective date of any post-effective amendment thereto) and the Prospectus (except as to financial statements, schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), as of its date, excluding the Incorporated Documents, appeared on their face to be appropriately responsive in all material respects to the applicable provisions of the Securities Act and the Regulations. Such counsel shall also state that they have been advised by the Commission that the Indenture has been qualified under the Trust Indenture Act. In rendering the opinions required by clauses (ii) and (iii) of this opinion, such counsel may assume that the execution and delivery by the Company of the Indenture and the Notes and the performance of its obligations thereunder do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or any of its properties is subject (except that they do not make the assumption set forth in this clause (i) with respect to the Certificate of Incorporation or the By-Laws),
          (ii) any law, rule, or regulation to which the Company or any of its properties is subject (except that they do not make the assumption set forth in this clause (ii) with respect to the Delaware General Corporation Law and those laws, rules and regulations (other than securities and antifraud laws) of the State of New York which, in their experience, are normally applicable to transactions of the type contemplated by the Indenture, but without such counsel having made any special investigation concerning any other laws, rules or regulations), (iii) any judicial or regulatory order or decree of any governmental authority or
          (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority. In rendering the opinions required by clause (iii) of this paragraph (c), such counsel may assume that at the time of the issuance, sale and delivery of each particular Note the authorization of the Notes will not have been modified or rescinded and, with respect to each Note, that such Note will conform to the forms of the Notes examined by such counsel and that at the time of the issuance, sale and delivery of each particular Note there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Note and that the issuance, sale and delivery of such Note, all of the terms of such Note and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company or its properties. In rendering the opinion required by clause (vi) of this paragraph (c), such counsel may also state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus other than those portions thereof contained in or under the headings "Description of Securities" in the Prospectus and "Description of Notes" in the Prospectus Supplement.

                    (d) You shall have received, on the date hereof, an opinion, addressed to you, dated the date hereof and satisfactory to you, of Charles D. Brown, Vice President and Assistant General Counsel of Beneficial Management Corporation of America, a wholly owned subsidiary of the Company, to the effect that (i) the Company has been duly incorporated in, and is a validly existing corporation in good standing under the laws of, the State of Delaware, (ii) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (C) requirements that a claim with respect to the Notes denominated other than in the United States dollars (or a judgment denominated other than in United States dollars in respect of such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (D) governmental authority to limit, delay or prohibit the making of payments in foreign currencies, currency units or composite currencies outside the United States, (iii) the issuance and sale of the Notes by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having agreed to sell Notes to an Agent as principal, the applicable Terms Agreement) have been duly authorized by requisite corporate action on the part of the Company and the Notes, when the terms thereof have been fixed by an authorized representative of the Company, in conformity with the Indenture and the resolutions of the Board of Directors of the Company and the Finance Committee of the Board, and when issued by the Company in accordance with the Administrative Procedures attached as Exhibit B hereto and the officers' certificate pursuant to the Indenture and delivered to and paid for in accordance with the terms of this Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (C) requirements that a claim with respect to the Notes denominated other than in the United States dollars (or a judgment denominated other than in United States dollars in respect of such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (D) governmental authority to limit, delay or prohibit the making of payments in foreign currencies, currency units or composite currencies outside the United States, (iv) the issuance and sale of the Notes by the Company as contemplated by this Agreement (and, if the opinion is being given pursuant to Section 6(d) hereof on account of the Company having agreed to sell Notes to an Agent as principal, the applicable Terms Agreement) will not violate, conflict with or constitute a default under (A) any of the provisions of the Restated Certificate of Incorporation, as amended and supplemented, or the By-Laws of the Company, or of any indenture, agreement or undertaking mentioned or referred to in any registration statement or other report filed by the Company with the Commission or in the minutes of the meetings of the stockholders, Board of Directors, Executive or Finance Committee of the Company, to which the Company or any of its properties is subject, (B) any judicial or regulatory order or decree of any governmental authority known to such counsel or (C) any consent, approval, license, authorization or validation of, or filing, recording or registration with any governmental authority of which such counsel is aware,
          (v) the Incorporated Documents (except as to financial statements, schedules and other financial and statistical data contained or incorporated by reference therein or excluded therefrom, or the exhibits to the Registration Statement, including the Forms T-1, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects to the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and (vi) the statements contained in Item 15 of Part II of the Registration Statement, insofar as they purport to summarize certain provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects. In addition, such counsel shall state that, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except to the extent set forth in clause (vi) above) or the Prospectus and has made no independent check or verification thereof, no facts have come to his attention that have led him to believe (A) that the Registration Statement (except as to financial statements, schedules and other financial and statistical data contained or incorporated by reference therein or excluded therefrom, or the exhibits to the Registration Statement, including the Forms T-1, as to which such counsel need express no statement) at the Effective Date (or, if applicable, at the effective date of any post-effective amendment thereto) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) that all documents required to be filed as exhibits to the Registration Statement (including exhibits to the Incorporated Documents) have not been so filed or (C) that the Prospectus (except as to financial statements, schedules and other financial and statistical data contained or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Forms T-1, as to which such counsel need express no statement) as of its date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (D) that there is any material pending legal proceeding to which the Company or any of its subsidiaries is a party that would be required to be described in the Registration Statement or Prospectus pursuant to the applicable requirements of the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, that is not as described. In rendering the opinions required by clause (iii) of this paragraph (d), such counsel may assume that at the time of the issuance, sale and delivery of each particular Note there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Note and that the issuance, sale and delivery of such Note, all of the terms of such Note and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company or its properties (except that such counsel shall not make this assumption with respect to the indentures and agreements on which such counsel opines pursuant to clause
          (iv).

                    (e) You shall have received on the date hereof a signed letter from Deloitte & Touche LLP, dated the date hereof, substantially identical to the draft of such letter heretofore delivered to you.

                    (f) The representations, covenants and warranties of the Company contained herein and the statements in the certificates furnished hereunder by the Company shall be true and correct as of the date hereof and the Company shall have performed all agreements herein contained to be performed on its part at or prior to the date hereof and you shall have received on the date hereof a certificate to such effect, dated the date hereof and signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a member of the Office of the President or a Vice President of the Company.

                    (g) The Company shall have furnished to you such further information and documents as you may have reasonably requested.

                    In rendering the opinions required by this Section 5, Whitman Breed Abbott & Morgan LLP, Skadden, Arps, Slate, Meagher & Flom LLP and Charles D. Brown, Esq. may rely, as to matters involving or affected by the laws of jurisdictions other than the State of New York, upon the opinions of counsel qualified in such other jurisdictions satisfactory to you, provided the extent of such reliance is specified in their opinion and copies of any opinions so relied upon are attached to the opinion of such counsel.

                    Your obligations to purchase Notes as principal pursuant to any Terms Agreement at the Time of Delivery applicable thereto will be subject to the following further conditions: (a) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since that date and
          (b) there shall not have come to your attention any facts that would cause you to believe that, on or prior to such Time of Delivery, the Prospectus contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                     6. Additional Covenants of the Company. The Company covenants and agrees that:

                    (a) Each acceptance by it of an offer for the purchase of Notes hereunder (including any purchase by any Agent as principal pursuant to an oral Terms Agreement), and each execution and delivery by the Company of a written Terms Agreement with any Agent, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or the date of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Notes relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

                    (b)  Each time the Company sells Notes to or
          through one or more Agents pursuant to this Agreement the Company shall prepare and cause to be filed with the Commission pursuant to Rule 424(b)(2) an amendment or supplement to the Prospectus (a "Pricing Supplement") setting forth the terms of the offering of the Notes so purchased by you.

                    (c) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Notes or the method of determining such interest rates or a change in the principal amount of Notes remaining to be sold or similar changes), including the filing of an Incorporated Document, and each time the Company sells Notes to you as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you a certificate in form satisfactory to you to the effect that the statements contained in the certificates referred to in Sections 5(a) and (e) hereof that were last furnished to you are true and correct at such time, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Sections 5(a) and (e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates; provided, however, that, unless you so request, no such certificate need be furnished in connection with the filing by the Company of a Current Report on Form 8-K or a proxy statement.

                    (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement (i) providing solely for a change in the interest rates of the Notes or the method of determining such interest rates or a change in the principal amount of Notes remaining to be sold or similar changes or
          (ii) setting forth or incorporating by reference financial statements or other financial information as of and for a fiscal quarter, unless, in the case of clause (ii) above, you request that an opinion of counsel be furnished), including the filing of an Incorporated Document, and each time the Company sells Notes to an Agent as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you and your counsel a written opinion of Charles D. Brown, Esq., or other counsel satisfactory to you, dated the date of such amendment or supplement or filing or sale, in form satisfactory to you, of the same tenor as the opinion referred to in Section 5(d) hereof but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such an opinion to you shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that unless you so request, no such opinion or letter need be furnished in connection with the filing by the Company of a Current Report on Form 8-K or a proxy statement.

                    (e) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to set forth additional financial information, including the filing of an Incorporated Document, and each time the Company sells Notes to you as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you a letter or letters from the firm or firms of independent accountants then retained by the Company, dated the date of such amendment or supplement or filing or sale, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(e) hereof but modified to relate to the Registration Statement, as amended and supplemented to the date of such letter or letters; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented or a document is filed with the Commission solely to include or incorporate by reference financial information as of and for a fiscal quarter, such independent public accountants may limit the scope of such letter to the unaudited financial statements and other information derived from the accounting records of the Company included in such amendment or supplement.

                    (f)  Anything to the contrary in subsections (c),
          (d) and (e) of this Section 6 notwithstanding, if, at the time of any amendment or supplement to the Registration Statement or Prospectus, including the filing of an Incorporated Document, the Company shall have instructed you to suspend solicitation of offers to purchase the Notes in your capacity as agents of the Company and you do not then hold any Notes acquired by you as principal, the Company shall not be obligated to furnish or cause to be furnished to you any certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of Notes should be resumed.

                    (g) Notwithstanding anything to the contrary in this Distribution Agreement, any time the Company sells Notes to you as principal pursuant to a Terms Agreement, and such transaction conveys an aggregate principal amount of Notes less than $100,000,000, unless otherwise agreed upon, the Company shall be under no obligation to provide to you or cause to be provided to you any of the certificates, opinions, letters or other documents that it would otherwise be obligated to provide to you under Sections 5 and 6 of this Distribution Agreement in connection with such sale under a Terms Agreement.

                     7.  Indemnification and Contribution.

                    (a) The Company agrees to indemnify and hold harmless each of you and each person, if any, who controls each of you within the meaning of Section 15 of the Securities Act, and each and all and any of them, against any and all losses, claims, damages or liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act or other statutory law or at common law, and, except as hereinafter provided, to reimburse each of you and each such controlling person for any legal or other expenses as incurred by you or them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission that was made in said Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of you expressly for use therein, or except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission that was made in that part of the Registration Statement that constitutes the Statements of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee or the other trustee for the Debt Securities registered under the Registration Statement, other than any such statement or omission made therein in reliance upon and in conformity with information furnished in writing to the Trustee or such other trustee by or on behalf of the Company for use therein; provided, however, that the aforesaid indemnity agreement with respect to the Prospectus shall not inure to the benefit of such one of you through whom the person asserting any such loss, claim, damage, liability or action purchased the Notes that are the subject thereof, or to the benefit of any person controlling such one of you, if the Company shall have furnished an amendment or supplement to the Prospectus to such one of you prior to the time a written confirmation of the sale of such Notes was sent or given to the person asserting such loss, claim, damage, liability or action that shall correct the untrue statement or omission or the alleged untrue statement or omission that is the basis of the loss, claim, damage, liability or action for which indemnification is sought and the Prospectus as so amended or supplemented, excluding documents incorporated by reference, was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person. Each of you agrees that, promptly upon receipt of notice of the commencement of any action against you or against any person so controlling you in respect of which indemnity or reimbursement may be sought from the Company on account of the agreement contained in this paragraph, notice will be given to the Company in writing of the commencement thereof, together with a copy of all papers served, but the omission so to notify the Company of any such action shall not release the Company from any liability that it may have to you or to any such controlling person otherwise than on account of the indemnity agreement contained in this paragraph. In case any such action shall be brought against any of you or against any such controlling person, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel who shall be reasonably satisfactory to you or such controlling person, to direct) the defense thereof at its own expense. Notwithstanding the foregoing, if you or such controlling person shall have reasonably concluded that there may be a conflict of interest between the Company and you or such controlling person, as the case may be, in the conduct of the defense of any such action, you or such controlling person shall have the right to employ separate counsel (who shall be reasonably satisfactory to the Company) in such action, in which event the fees and expense of such separate counsel shall be borne by the Company. Any of you or any such controlling person shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of you or such controlling person unless the employment of such counsel (i) is in accordance with the preceding sentence,
          (ii) has been authorized by the Company in connection with the defense of such action or (iii) the Company shall not have employed counsel reasonably satisfactory to you or such controlling person to direct the defense of such action, in which events the same shall be borne by the Company. The Company shall not be liable for any settlement of any such claim or action effected without its consent.

                    (b)  Each Agent agrees to indemnify and hold
          harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each director of the Company and each officer of the Company who shall have signed the Registration Statement, and each and all and any of them, against any and all losses, claims, damages or liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act or other statutory law or at common law, and to reimburse the Company and each such controlling person, director and officer for any legal or other expenses as incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
          (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Agent expressly for use therein. The Company agrees that, promptly upon receipt of notice of the commencement of any action against the Company or any person so controlling the Company or any such director or officer in respect of which indemnity or reimbursement may be sought from any Agent on account of the agreement contained in this paragraph, notice will be given to such Agent in writing of the commencement thereof, together with a copy of all papers served, but the omission so to notify such Agent of any such action shall not release such Agent from any liability that it may have to the Company or to any such controlling person, director or officer otherwise than on account of the indemnity agreement contained in this paragraph. In case any such action shall be brought against the Company or against any such controlling person, director or officer, the applicable Agent shall be entitled to participate in (and to the extent that it shall wish, including the selection of counsel who shall be reasonably satisfactory to the Company or such controlling person, director or officer, as the case may be, to direct) the defense thereof at its expense; provided, however, that if more than one Agent shall participate in such defense, such Agents shall only be entitled to direct such defense and select such counsel in such manner as all such Agents participating in such defense shall determine. Notwithstanding the foregoing, if the Company or any controlling person, director or officer shall have reasonably concluded that there may be a conflict of interest between the Company or any such controlling person, director or officer, as the case may be, and the applicable Agent in the conduct of the defense of any such action, the Company or any such controlling person, director or officer shall have the right to employ separate counsel (who shall be reasonably satisfactory to the applicable Agent) in such action, in which event the fees and expenses of such separate counsel shall be borne by such Agent. The Company or any such controlling person, director or officer shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of the Company or such controlling person, director or officer unless the employment of such counsel
          (i) is in accordance with the preceding sentence, (ii) has been authorized by the applicable Agent in connection with the defense of such action or (iii) the applicable Agent shall not have employed counsel reasonably satisfactory to the Company or such controlling person, director or officer to direct the defense of such action, in which events the same shall be borne by such Agent. The applicable Agent shall not be liable for any settlement of any such claim or action effected without its consent.

                    (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 7 is for any reason held to be unavailable other than in accordance with its terms, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agents in such proportions that each Agent is responsible for that portion represented by the percentage that the total commission or underwriting discount received by such Agent bears to the total sales price received by the Company, in each case from the sale of Notes sold to or through such Agent that were the subject of the claim for indemnification, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (c), each person, if any, who controls an Agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company, subject in each case to the proviso to the first sentence of this subsection (c).

                     8.  Status of the Agents.  In soliciting
          purchases of the Notes in their capacity as agents of the Company, the Agents are acting individually and not jointly and are acting solely as agents for the Company and not as principals. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent will not have any liability to the Company in the event any such purchase is not consummated for any reason.

                     9. Representations and Agreements to Remain in Effect. The representations, warranties and agreements of the Company in this Agreement or any Terms Agreement relating to the sale of Notes directly to an Agent as principal, or contained in certificates of officers of the Company furnished pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any of you or any controlling person of any of you, or by or on behalf of the Company or any controlling person, director or officer of the Company and shall survive each delivery and acceptance of and payment for any of the Notes.

                    10.  Termination.  This Agreement may be
          terminated at any time by any party hereto upon the giving of written notice of such termination to the other parties hereto. Such of you who have agreed to purchase Notes as principal pursuant to a Terms Agreement may also terminate such Terms Agreement on or prior to the Time of Delivery specified therein, immediately upon notice to the Company, at any time (i) if there has been, since the respective dates as of which information is given in the Registration Statement as in effect on the date of such agreement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, except as set forth in or contemplated by the Prospectus, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of such of you who are a party to such agreement, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, no party will have any liability to any other party hereto, except that (i) if at the time of termination (A) any of you shall own any of the Notes or (B) an offer to purchase any of the Notes has been accepted by the Company but the Time of Delivery has not occurred, except as otherwise provided in any relevant agreement, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
          (ii) the covenant set forth in Section 3(i) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreement set forth in Section 7 hereof and the provisions of Sections 9, 12 and 13 hereof shall remain in effect.

                    11.  Notices.  All notices and other
          communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication, if to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated directed to it at Merrill Lynch World Headquarters, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1310, Attention: MTN Product Management (Telecopier No. 212-449-2234); if to J.P. Morgan Securities Inc., directed to it at 60 Wall Street, New York, New York 10260-0060, Attention: Transaction Execution Group (Telecopier No. 212-648-5151); if to UBS Securities LLC, directed to it at 299 Park Avenue, New York, New York 10171-0026, Attention: Richard M. Messina (Telecopier No. 212-821-3667); if to Chase Securities Inc. directed to it at 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: Medium-Term Note Desk (Telecopier No. 212-834-6081); if to Salomon Brothers Inc directed to it at 7 World Trade Center, New York, New York 10048,
          Attention: Medium-Term Note Department (Telecopier No. 212-783-2274); and if to the Company directed to it at One Christina Centre, 301 North Walnut Street, Wilmington, Delaware 19801, Attention: Corporate Secretary (Telecopier No. 302-425-2512), or, in any case, if mailed or transmitted to such other person at such other address as may be designated in a notice mailed or transmitted as aforesaid.

                    12. Parties in Interest. This Agreement and any agreement under which you agree to purchase Notes as principal pursuant to a Terms Agreement and all conditions and provisions hereof and thereof are intended to be solely for the benefit of you (or such of you who are a party to such agreement), the Company, and your and its respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of you or the Company, directors and officers of the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Notes merely because of such purchase.

                    13. Governing Law. This Agreement and any Terms Agreement relating to the sale of Notes directly to an Agent as principal shall be governed by and construed in accordance with the laws of the State of New York.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                                        Very truly yours,

                                        BENEFICIAL CORPORATION

                                        By /s/ SAMUEL F. MCMILLAN
                                           ___________________________
                                          Name:  Samuel F. McMillan
                                          Title: Senior Vice President
                                                 and Treasurer



          CONFIRMED AND ACCEPTED,
          as of the date first above written:

          MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

          By /s/ SCOTT G. PRIMROSE
            ____________________________
            Name:  Scott G. Primrose
            Title: Authorized Signatory

          J.P. MORGAN SECURITIES INC.

          By /s/ MAUREEN KRIM
            ____________________________
            Name:  Maureen Krim
            Title: Vice President

          UBS SECURITIES LLC

          By /s/ RICHARD MESSINA
            ____________________________
            Name:  Richard Messina
            Title: Director

          CHASE SECURITIES INC.

          By /s/ LOUIS P. DE CARO
            ____________________________
            Name:  Louis P. De Caro
            Title: Managing Director

          SALOMON BROTHERS INC

          By /s/ MARTHA D. BAILEY
             ___________________________
            Name:  Martha D. Bailey
            Title: Vice President


                                                             EXHIBIT A

                             BENEFICIAL CORPORATION
                            (a Delaware corporation)

                           Medium-Term Notes, Series I

                                 TERMS AGREEMENT

                                            _________, 199_

          Beneficial Corporation
          One Christina Centre
          301 North Walnut Street
          Wilmington, Delaware 19801

               Re:  Distribution Agreement dated July 25, 1997

                    The undersigned agrees to purchase the following principal amount (in the specified currency or currency unit) of Notes:

               Interest Rate:               Date of Maturity:

               Price to be Paid to Beneficial Corporation:           %

               Initial Public Offering Price:

               Time of Delivery, Place and Procedures:

                    [Other terms and conditions, including terms of Floating Rate Notes, any limitation on the obligation of the Company to amend or supplement the Registration Statement and the Prospectus and any restriction on the Company's ability to offer or sell, or enter into any agreement to sell, other debt securities, additional conditions to the purchaser's obligation to purchase the Notes and, if the principal amount of Notes is less than $100,000,000, any certificates, opinions, letters or other documents to be delivered by the Company.]

                    Reference is made to the Distribution Agreement referred to above for a more complete description of the rights and obligations of the parties hereto.

                                        [PURCHASER]

                                        By ___________________________
                                          Name:_______________________
                                          Title:______________________
          Accepted:

          BENEFICIAL CORPORATION

          By _________________________
            Name:_____________________
            Title:____________________



                                                             EXHIBIT B

                             Beneficial Corporation

                   Medium-Term Note Administrative Procedures

                    Medium-Term Notes, Series I (the "Notes"), are to be offered on a continuing basis by Beneficial Corporation (the "Company"). Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., UBS Securities LLC, Chase Securities Inc. and Salomon Brothers Inc (referred to herein collectively as the "Agents" and singularly as the "Agent") have each agreed to use their best efforts to solicit offers to purchase Notes from the Company pursuant to a Distribution Agreement dated July 25, 1997, between each of them and the Company (the "Agreement"). The Agreement also provides that one or more Agents may purchase Notes as principal for resale under terms and conditions of a Terms Agreement to be negotiated with the Company. The Company may also solicit offers to purchase Notes through other agents, and may sell Notes to other persons as principals, all as may be designated by the Company from time to time. In addition, the Company directly on its own behalf or through any subsidiary may also solicit offers to purchase Notes. Debt Securities in the aggregate principal amount of $3,000,000,000 have been registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, as provided in the Agreement, of which the entire $3,000,000 principal amount constitute the Notes. The Chase Manhattan Bank (the "Trustee"), is the trustee under the Indenture covering the Notes (the "Indenture"). Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser (each, a "Certificated Note"). Owners of beneficial interests in Notes issued in book-entry form will not be entitled to physical delivery of Notes in certificated form (except in certain limited circumstances that are more fully described in the Prospectus and the Prospectus Supplement relating to the Notes). The Trustee will be the paying agent for the payment of interest and interest and principal at maturity of the Notes.

                    The terms and settlement details related to a purchase of Notes by an Agent as principal will be, unless otherwise set forth in the Terms Agreement, as set forth below. The terms and settlement details related to a purchase of Notes in an agency transaction shall be as set forth below unless otherwise set forth in the applicable Pricing Supplement. The term referred to herein as "Presenting Agent" shall mean, as the context in which it is used requires, either an Agent, acting as agent for the Company in soliciting purchases of the Notes, or an Agent, acting as principal in purchasing Notes from the Company pursuant to a Terms Agreement.

                    Administrative procedures under the Agreement and specific terms of the offering of the Notes thereunder are set forth below. General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the administrative procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the administrative procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement, the Indenture or the Notes (which in the case of Notes issued in book-entry form shall be the related Book-Entry Note), as the case may be.

          PART I:  PROCEDURES OF GENERAL APPLICABILITY

          Maturities:         Each Note will mature on a date selected
                              by the purchaser and agreed to by the
                              Company, such date being not less than
                              nine months from its Original Issue
                              Date; provided, however, that Floating
                              Rate Notes will mature on an Interest
                              Payment Date.

          Registration:       The Notes will be issued only in fully
                              registered form.

          Calculation of      In the case of Fixed Rate Notes,
          Interest:           interest (including payments for partial
                              periods) will be calculated and paid on
                              the basis of a 360-day year consisting
                              of twelve 30-day months. In the case of Floating Rate Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360 for Commercial
                              Paper, Prime Rate, Federal Funds Rate
                              and LIBOR Notes, and on the basis of the actual number of days in the interest period divided by the actual number of days in the year for Treasury Rate
                              Notes.

          Acceptance and      The Company will have the sole right to
          Rejection of        accept offers to purchase Notes from the
          Offers:             Company and may reject any offer in
                              whole or in part.  The Agents will have
                              the right, in their discretion
                              reasonably exercised, without notice to
                              the Company to reject any offer to
                              purchase Notes in whole or in part.
                              Each Agent will promptly advise the
                              Company by telephone or in writing of
                              all reasonable offers to purchase Notes
                              from the Company received by such Agent, other than those rejected by such Agent.
                              Any notice or advice given to the
                              Company by any Agent concerning an offer to purchase Notes from the Company shall include a statement as to whether such offer is being made by such Agent acting on its own behalf as principal or as agent with respect to such offer.

          Preparation of      If any offer to purchase a Note is
          Supplement:         accepted by the Company, the Company
                              shall provide to the Presenting Agent
                              and the Trustee a copy of the supplement to the Prospectus Supplement setting forth the interest rate or the method of determining the interest rate of such Notes and other material information, if any, concerning the offering of the Notes that is not set forth in the Prospectus or Prospectus Supplement (a
                              "Pricing Supplement").

                              If an identical Pricing Supplement has
                              not been previously filed with the
                              Commission, the Company will also file
                              the Pricing Supplement with the
                              Commission within the time period
                              required under Rule 424(b)(2). One copy of the Pricing Supplement (along with a copy of the cover letter, if any, sent to the Commission if a filing with the Commission was required) will be delivered or mailed to the Agents at the following addresses: MTN Product Management, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, Merrill Lynch World
                              Headquarters, World Financial Center,
                              North Tower, 10th Floor, New York, New
                              York 10281-1310; Documentation Group,
                              J.P. Morgan Securities Inc., 60 Wall
                              Street, 44th Floor, New York, New York
                              10260-0060, Attention: Prospectus
                              Department; UBS Securities LLC, 299 Park
                              Avenue, New York, New York 10171-0026,
                              Attention: Richard M. Messina; Chase
                              Securities Inc., 270 Park Avenue, 8th
                              Floor, New York, New York 10017,
                              Attention:  Medium-Term Note Desk; and
                              Salomon Brothers Inc, 8800 Hidden River
                              Parkway, Tampa, Florida 33637,
                              Attention:  Enrique Castro; and to the
                              Trustee, at 450 West 33rd Street, New
                              York, New York 10001-2697, Attention:
                              Dennis Kelly.

                              The Company shall supply the Agents via
                              next business day mail or telecopy to
                              arrive no later than noon on the
                              Business Day following the trade date
                              with an adequate supply of Prospectuses
                              and Pricing Supplements at the following addresses: Merrill Lynch & Co. Tritech Services, 40 Colonial Drive, Piscataway, New Jersey 08854, Attention: Nachman Kimerling, Final Prospectus Unit (Telecopier No. 908-885-2775); Edit Desk, J.P. Morgan Securities Inc., 60 Wall Street, 44th Floor, New York, New York 10260-0060, Attention: Prospectus Department (Telecopier No. 212-648-
                              5377); UBS Securities LLC, 299 Park
                              Avenue, New York, New York 10171-0026,
                              Attention: Richard M. Messina
                              (Telecopier No. 212-821-3667); Chase
                              Securities Inc., 270 Park Avenue, 8th
                              Floor, New York, New York 10017,
                              Attention:  Medium-Term Note Desk
                              (Telecopier No. 212-834-6081); and
                              Salomon Brothers Inc, 8800 Hidden River
                              Parkway, Tampa, Florida 33637,
                              Attention:  Enrique Castro (Telecopier
                              No. 813-558-4123).

          Settlement:         The receipt of immediately available
                              funds by the Company in payment for a
                              Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement" and such date of payment and delivery, whether pursuant to an agency or a principal transaction shall constitute a
                              "Settlement Date".  All offers accepted
                              by the Company will be settled from one
                              to three Business Days (as defined
                              below) pursuant to the timetable for
                              settlement set forth below with respect
                              to Book-Entry Notes and Certificated
                              Notes unless the Company and the
                              purchaser agree to settlement on a later date. In the event of a purchase of Notes by one or more Agents as principal, appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent or Agents and the Company pursuant to the Agreement.
                              If Procedures A and B of the applicable
                              Settlement Procedures with respect to a
                              particular offer are not completed on or before the time set forth under the applicable Settlement Procedures
                              Timetable, such transaction shall not be settled until the Business Day following the completion of Procedures A and B or such later date as the purchaser and the Company shall agree.

          Procedure for       When a decision has been reached to
          Changing Rates      change interest rates or other variable
          or Other            terms with respect to any Notes being
          Variable Terms:     sold by the Company, the Company will
                              promptly advise each Agent.  Upon being
                              so advised, each Agent will forthwith
                              suspend solicitation of offers to
                              purchase such Notes.  The Agents will
                              telephone the Company with
                              recommendations as to the changed
                              interest rates or other variable terms.
                              At such time as the Company has advised
                              each Agent of the new interest rates or
                              other variable terms, the Agents may
                              resume solicitation of offers to
                              purchase the Notes.  During such
                              suspension only "indications of
                              interest" may be recorded.

          Suspension of       Subject to its representations,
          Solicitation;       warranties and covenants contained in
          Amendment or        the Agreement, the Company may instruct
          Supplement:         the Agents to suspend solicitation of
                              offers to purchase the Notes from the
                              Company at any time.  Upon receipt of
                              such instructions, the Agents will
                              forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of such offers to purchase may be resumed. If the Company decides to amend or supplement the Registration Statement, Prospectus or
                              Pricing Supplement relating to the Notes
                              (other than to change interest rates or
                              other variable terms with respect to the offering of the Notes), it will promptly advise the Agents and the Trustee and will furnish copies of the proposed amendment or supplement to the Agents and their counsel. In the event that, at the time the Company suspends solicitation of offers to purchase
                              (other than to change interest rates or
                              other variable terms), there shall be
                              any orders outstanding that have not
                              been settled, the Company will promptly
                              advise the Agents and the Trustee
                              whether such orders may be settled and
                              whether copies of the Prospectus as
                              theretofore amended and/or supplemented
                              as in effect at the time of the
                              suspension may be delivered in
                              connection with the settlement of such
                              orders.  The Company will have the sole
                              responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

          Delivery of         A copy of the most recent Prospectus and
          Prospectus:         Pricing Supplement must accompany or
                              precede the earlier of (a) the written
                              confirmation of a sale sent to a
                              customer or his agent and (b) the
                              delivery of Notes to a customer or his
                              agent.

          Authenticity of     The Agents will have no obligation or
          Signatures:         liability to the Company or the Trustee
                              in respect of the authenticity of the
                              signature of any officer, employee or
                              agent of the Company or the Trustee on
                              any Note.

          Business Day:       "Business Day" means any day that is not
                              a Saturday or Sunday and that, in the
                              City of New York, is not a day on which
                              banking institutions are generally
                              authorized or obligated by law to close.

          Notices to          Unless otherwise specified, all notices
          Trustee:            and other communications to the Trustee
                              should be directed to The Chase
                              Manhattan Bank, 450 West 33rd Street,
                              New York, New York 10001-2697,
                              Attention:  Denis Kelly (Telephone No.
                              212-946-3231 and Telecopier No. 212-946-
                              8302).

          Notices to the      Unless otherwise specified, all notices
          Company:            and other communications to the Company
                              should be directed to Beneficial
                              Corporation, c/o Beneficial Management
                              Corporation, Beneficial Center, Peapack,
                              New Jersey 07977, Attention:  Corporate
                              Treasurer (Telephone No. 908-781-3677
                              and Telecopier No. 908-781-3623).

          PART II:  PROCEDURES FOR BOOK-ENTRY NOTES

                    In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated July 25, 1997, and a Medium-Term Note Certificate Agreement, dated April 7, 1993, between the Trustee and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Fund Settlement System ("SDFS").

          Issuance:           All Fixed Rate Notes issued in book-
                              entry form having the same Original
                              Issue Date, interest rate, and Stated
                              Maturity (collectively, the "Fixed Rate
                              Terms") will be represented initially by a single global security in fully registered form without coupons (each, a "Book-Entry Note"); and all Floating
                              Rate Notes issued in book-entry form
                              having the same Original Issue Date,
                              interest rate basis, initial interest
                              rate, spread and/or spread multiplier,
                              if any, interest reset dates and period, interest payment dates and period, index maturity, minimum and maximum interest rates, if any, and Stated Maturity
                              (collectively, "Floating Rate Terms")
                              will be represented initially by a
                              single Book-Entry Note.

                              Each Book-Entry Note will be dated and
                              issued as of the date of its
                              authentication by the Trustee.  Each
                              Book-Entry Note will bear interest from
                              an "Interest Accrual Date", which will
                              be (a) with respect to an original Book-
                              Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof), issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Book-Entry Notes (or if no such payment or provision has been made, the Original Issue Date of the predecessor Book-Entry Note or Book-Entry Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. Book-Entry Notes may only be denominated and payable in U.S. dollars. No Book-Entry Note shall represent any Certificated Note.

          Identification      The Company has arranged with the CUSIP
          Numbers:            Service Bureau of Standard & Poor's
                              Ratings Group (the "CUSIP Service
                              Bureau") for the reservation of
                              approximately 150 CUSIP numbers that
                              have been reserved for future assignment to Book-Entry Notes and the Company has delivered to the Trustee and DTC an initial written list of such CUSIP numbers. The Trustee will assign CUSIP numbers on behalf of the Company to Book-Entry Notes as described below under Settlement Procedure C. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned on behalf of the Company to Book-Entry Notes. The
                              Trustee will notify the Company at any
                              time when fewer than 100 of the reserved
                              CUSIP numbers remain unassigned to Book-
                              Entry Notes, and, if the Company deems
                              necessary, the Company will reserve
                              additional CUSIP numbers for assignment
                              to Book-Entry Notes.  Upon obtaining
                              such additional CUSIP numbers, the
                              Company will deliver a list of such
                              additional numbers to the Trustee and
                              DTC.

          Registration:       Each Book-Entry Note will be registered
                              in the name of Cede & Co., as nominee
                              for DTC, on the Securities Register.
                              The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry
                              Note) (or one or more indirect
                              participants in DTC designated by such
                              owner) will designate one or more
                              participants in DTC (with respect to
                              such Note issued in book-entry form, the "Participants") to act as agent or agents for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                              Participants, a credit balance with
                              respect to such Note issued in book-
                              entry form in the account of such
                              Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of DTC or through the separate records of such Participants and one or more indirect participants in DTC.

          Transfers:          Transfers of a Note issued in book-entry
                              form will be accomplished by book
                              entries made by DTC and, in turn, by
                              Participants (and in certain cases, one
                              or more indirect participants in DTC)
                              acting on behalf of beneficial
                              transferors and transferees of such Note issued in book-entry form.

          Consolidations      The Trustee may deliver to DTC and the
          or Exchanges:       CUSIP Service Bureau at any time a
                              written notice specifying (a) the CUSIP
                              numbers of two or more Book-Entry Notes
                              Outstanding on the date of such notice
                              that represent Book-Entry Notes having
                              the same Fixed Rate Terms or Floating
                              Rate Terms, as the case may be (other
                              than Original Issue Dates), and for
                              which interest has been paid to the same
                              Interest Payment Date; (b) a date,
                              occurring at least 30 days after such
                              written notice is delivered and at least
                              30 days before the next Interest Payment
                              Date for the related Notes issued in
                              book-entry form, on which such Book-
                              Entry Notes shall be consolidated or
                              exchanged for a single replacement Book-
                              Entry Note; and (c) a new CUSIP number
                              to be assigned by the Trustee on behalf
                              of the Company to such replacement Book-
                              Entry Note.  Upon receipt of such a
                              notice, DTC will send to its
                              participants (including the Trustee) a
                              written reorganization notice to the
                              effect that such consolidation or
                              exchange will occur on such date. Prior to the specified consolidation or exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such consolidation or exchange date and the new CUSIP number and stating that, as of such consolidation or exchange date, the
                              CUSIP numbers of the Book-Entry Notes to be consolidated or exchanged will no longer be valid. On the specified consolidation or exchange date, the
                              Trustee will consolidate or exchange
                              such Book-Entry Notes for a single Book-
                              Entry Note bearing the new CUSIP number
                              and the CUSIP numbers of the
                              consolidated or exchanged Book-Entry
                              Notes will, in accordance with CUSIP
                              Service Bureau procedures, be canceled
                              and not immediately reassigned.
                              Notwithstanding the foregoing, if the
                              Book-Entry Notes to be consolidated or
                              exchanged exceed $100,000,000 in
                              aggregate principal amount, one
                              replacement Book-Entry Note will be
                              authenticated and issued to represent
                              $100,000,000 of principal amount of the
                              consolidated or exchanged Book-Entry
                              Notes and an additional Book-Entry Note
                              or Book-Entry Notes will be
                              authenticated and issued to represent
                              any remaining principal amount of such
                              Book-Entry Notes (See "Denominations"
                              below).

          Denominations:      All Book-Entry Notes will be denominated
                              in U.S. dollars.  Notes issued in book-
                              entry form will be issued in
                              denominations of $25,000 and any larger
                              denomination that is an integral
                              multiple of $1,000.  Book-Entry Notes
                              will be denominated in principal amounts not in excess of $200,000,000. If one or more Notes issued in book-entry form having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Book-Entry Note, then one
                              Book-Entry Note will be issued to
                              represent $200,000,000 principal amount
                              of such Note or Notes issued in book-
                              entry form and an additional Book-Entry
                              Note or Book-Entry Notes will be issued
                              to represent any remaining principal
                              amount of such Note or Notes issued in
                              book-entry form.  In such a case, each
                              of the Book-Entry Notes representing
                              such Note or Notes issued in book-entry
                              form shall be assigned the same CUSIP
                              number.

          Interest:           General.  Interest on each Note issued
                              in book-entry form will accrue from the
                              Interest Accrual Date of the Book-Entry
                              Note representing such Note issued in
                              book-entry form.  Each payment of
                              interest on a Note issued in book-entry
                              form will include interest accrued
                              through the day preceding, as the case
                              may be, the Interest Payment Date or
                              Stated Maturity (each Stated Maturity is referred to herein as a "Maturity").
                              Interest payable at Maturity of a Note
                              issued in book-entry form will be
                              payable to the Person to whom the
                              principal of such Note issued in book-
                              entry form is payable. DTC will arrange for each pending deposit message described under Settlement Procedure C below to be transmitted to Standard &
                              Poor's, which will use the information
                              in the message to include certain terms
                              of the related Book-Entry Note in the
                              appropriate daily bond report published
                              by Standard & Poor's.

                              Regular Record Dates.  The Regular
                              Record Date with respect to any Interest
                              Payment Date for a Fixed Rate Note
                              issued in book-entry form shall be the
                              last calendar day, whether or not a
                              Business Day, of the month next
                              preceding such Interest Payment Date.
                              The Regular Record Date with respect to
                              any Interest Payment Date for a Floating
                              Rate Note issued in book-entry form
                              shall be the date 15 calendar days
                              (whether or not a Business Day)
                              preceding such Interest Payment Date.

                              Interest Payment Dates.  Interest
                              payments will be made on each Interest
                              Payment Date commencing with the first
                              Interest Payment Date following the
                              Original Issue Date; provided, however,
                              that the first payment of interest on
                              any Book-Entry Note originally issued
                              between a Regular Record Date and an
                              Interest Payment Date will occur on the
                              Interest Payment Date following the next
                              Regular Record Date.

                              If an Interest Payment Date with respect to any Floating Rate Note issued in book-entry form would otherwise fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be the preceding day that is a London Business Day.

                              Fixed Rate Notes.  Interest payments on
                              Fixed Rate Notes issued in book-entry
                              form will be made semiannually on June
                              15 and December 15 of each year and at
                              Maturity.

                              Floating Rate Notes.  Interest will be
                              payable monthly, quarterly, semi-
                              annually or annually.  Interest will be
                              payable as follows: in the case of
                              Floating Rate Notes issued in book-entry form that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year as specified in the Floating Rate Note; in the case of Floating Rate Notes that reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes issued in book-entry form that reset semi-annually, on the third Wednesday of the two months of each year specified in the Floating Rate
                              Note issued in book-entry form; and in
                              the case of Floating Rate Notes issued
                              in book-entry form that reset annually,
                              on the third Wednesday of the month
                              specified in the Floating Rate Note
                              issued in book-entry form, and, in each
                              case, at maturity.  FOR ADDITIONAL
                              SPECIAL PROVISIONS RELATING TO FLOATING
                              RATE NOTES ISSUED IN BOOK-ENTRY FORM,
                              SEE THE PROSPECTUS SUPPLEMENT.

                              Notice of Interest Payments and Regular
                              Record Dates. On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Notes issued in book-entry form. Promptly after each Interest
                              Determination Date for Floating Rate
                              Notes issued in book-entry form, the
                              Calculation Agent will notify the
                              Trustee and Standard & Poor's of the
                              interest rates determined on such
                              Interest Determination Date.

          Payments of         Payments of Interest Only.  Promptly
          Principal and       after each Regular Record Date, the
          Interest:           Trustee will deliver to the Company and
                              DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following
                              Interest Payment Date (other than an
                              Interest Payment Date coinciding with
                              Maturity) and the total of such amounts.
                              DTC will confirm the amount payable on
                              each Book-Entry Note on such Interest
                              Payment Date by reference to the daily
                              bond reports published by Standard &
                              Poor's.  On such Interest Payment Date,
                              the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such a total amount of interest due
                              (other than at Maturity), at the times
                              and in the manner set forth below under
                              "Manner of Payment."

                              Payments at Maturity.  On or about the
                              first Business Day of each month, the
                              Trustee will deliver to the Company and
                              DTC a written list of principal,
                              interest and premium, if any, to be paid on each Book-Entry Note maturing in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the maturity of such Book-Entry Note.
                              At such maturity, the Company will pay
                              to the Trustee, and the Trustee in turn
                              will pay to DTC, the principal amount of such Book-Entry Note, together with interest and premium, if any, due at such maturity, at the times and in the manner set forth below under "Manner of Payment". If any maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the maturity of such Book-Entry Note, the Trustee will cancel such Book-Entry Note and deliver it to the Company with an appropriate debit advice. Upon the request of the Company, the Trustee will deliver to the Company a written statement indicating the total principal amount of
                              Outstanding Book-Entry Notes as of the
                              immediately preceding Business Day.

                              Manner of Payment.  The total amount of
                              any principal, premium, if any, and
                              interest due on Book-Entry Notes on any
                              Interest Payment Date or at maturity
                              shall be paid by the Company to the
                              Trustee in funds available for use by
                              the Trustee as of 9:30 a.m., New York
                              City time, on such date.  The Company
                              will make such payment on such Book-
                              Entry Notes by instructing the Trustee
                              to withdraw funds from an account
                              maintained by the Company at the
                              Trustee.  The Company will confirm such
                              instructions in writing to the Trustee.
                              For maturity, redemption or any other
                              principal payments: prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. For interest payments: the Trustee will make all interest payments to DTC on the Interest Payment Date in same day funds in accordance with existing arrangements between the Trustee and DTC. The Trustee shall not be obligated to transfer any funds to DTC unless and until it has confirmed the receipt of such funds from the Company. Thereafter on the date of the payment of any principal or any Interest Payment Date, as the case may be, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes issued in book-entry form are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or interest on, the Book-Entry Notes to such Participants.

                              Withholding Taxes.  The amount of any
                              taxes required under applicable law to
                              be withheld from any interest payment on a Note issued in book-entry form will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

               Settlement     Settlement Procedures with regard to
               Procedures:    each Note in book-entry form sold by a
                              Presenting Agent will be as follows:

                              A.        The Agent will advise the Company
                                        by telephone of the following
                                        settlement information:

                                        1.   Taxpayer identification number
                                             of the purchaser.

                                        2.   Principal amount of the Book-
                                             Entry Note.

                                        3.   Agent's commission or
                                             discount, as applicable.

                                        4.   Settlement Date.

                                        5.   Maturity date.

                                        6.   Fixed Rate Notes issued in
                                             book-entry form:

                                             a)   interest rate

                                             Floating Rate Notes issued in
                                             book-entry form:

                                             a)   interest rate basis;
                                             b)   initial interest rate;
                                             c)   spread, if any;
                                             d)   interest reset dates and
                                                  period;
                                             e)   interest payment dates
                                                  and period;
                                             f)   index maturity;
                                             g)   maximum and minimum
                                                  interest rates, if any;
                                             h)   spread multiplier, if
                                                  any; and
                                             i)   interest determination
                                                  date.

                                        7.   Price paid by purchaser, and
                                             net proceeds to the Company.

                                        8.   Trade date.

                                   B.   The Company, through an authorized
                                        representative of the Company, will
                                        advise the Trustee by facsimile
                                        transmission or other method
                                        acceptable to the Trustee of the
                                        above settlement information
                                        received from the Presenting Agent
                                        and the name of the Presenting
                                        Agent.

                                   C.   The Trustee will assign on behalf
                                        of the Company a CUSIP number to
                                        the Book-Entry Note representing
                                        such Note issued in book-entry form
                                        and communicate to DTC and the
                                        Presenting Agent through DTC's
                                        Participant Terminal System, a
                                        pending deposit message specifying
                                        the following settlement
                                        information:

                                        1.   The applicable information set
                                             forth in Settlement Procedure
                                             A.

                                        2.   Identification numbers of the
                                             participant accounts
                                             maintained by DTC on behalf of
                                             the Trustee and the Presenting
                                             Agent.

                                        3.   Identification as a Fixed Rate
                                             Book-Entry Note or Floating
                                             Rate Book-Entry Note.

                                        4.   Initial Interest Payment Date
                                             for such Book-Entry Note,
                                             number of days by which such
                                             date succeeds the related
                                             record date for DTC purposes
                                             (which, in the case of
                                             Floating Rate Notes issued in
                                             book-entry form that reset
                                             daily or weekly, shall be the
                                             date five calendar days
                                             preceding the applicable
                                             Interest Payment Date and in
                                             the case of all other Notes
                                             shall be the Regular Record
                                             Date) and, if then calculable,
                                             the amount of interest payable
                                             per $1,000 of principal amount
                                             on such Interest Payment Date.

                                        5.   CUSIP number of the Book-Entry
                                             Note representing such Note
                                             issued in book-entry form.

                                        6.   Whether such Book-Entry Note
                                             represents any other Notes
                                             issued or to be issued in
                                             book-entry form.

                                   D.   To the extent the Company has not
                                        already done so, the Company will
                                        deliver to the Trustee a Book-Entry
                                        Note representing such Note issued
                                        in book-entry form in a form that
                                        has been approved by the Company,
                                        the Agents and the Trustee.

                                   E.   The Trustee will complete and
                                        authenticate the Book-Entry Note
                                        representing such Note issued in
                                        book-entry form in accordance with
                                        the terms of the written order of
                                        the Company then in effect.

                                   F.   DTC will credit such Note issued in
                                        book-entry form to the participant
                                        account of the Trustee maintained
                                        by DTC.

                                   G.   The Trustee will enter an SDFS
                                        deliver order through DTC's
                                        Participant Terminal System
                                        instructing DTC (i) to debit such
                                        Note issued in book-entry form to
                                        the Trustee's participant account
                                        and credit such Note issued in
                                        book-entry form to the participant
                                        account of the Presenting Agent
                                        maintained by DTC and (ii) to debit
                                        the settlement account of the
                                        Presenting Agent and credit the
                                        settlement account of the Trustee
                                        maintained by DTC, in an amount
                                        equal to the price of such Note
                                        issued in book-entry form less such
                                        Agent's commission.  The entry of
                                        such a deliver order shall be
                                        deemed to constitute a
                                        representation and warranty by the
                                        Trustee to DTC that (i) the Book-
                                        Entry Note representing such Note
                                        issued in book-entry form has been
                                        duly issued and authenticated and
                                        (ii) the Trustee is holding such
                                        Book-Entry Note pursuant to the
                                        Medium-Term Note Certificate
                                        Agreement between the Trustee and
                                        DTC.

                                   H.   The Presenting Agent will enter an
                                        SDFS deliver order through DTC's
                                        Participant Terminal System
                                        instructing DTC (i) to debit such
                                        Note issued in book-entry form to
                                        the Presenting Agent's participant
                                        account and credit such Note issued
                                        in book-entry form to the
                                        participant account of the
                                        Participants maintained by DTC and
                                        (ii) to debit the settlement
                                        accounts of such Participants and
                                        credit the settlement account of
                                        the Presenting Agent maintained by
                                        DTC, in an amount equal to the
                                        price of such Note issued in book-
                                        entry form.

                                   I.   Transfers of funds in accordance
                                        with SDFS deliver orders described
                                        in Settlement Procedures G and H
                                        will be settled in accordance with
                                        SDFS operating procedures in effect
                                        on the Settlement Date.

                                   J.   Subject to certain arrangements
                                        between the Company and the
                                        Trustee, the Trustee will credit to
                                        an account of the Company
                                        maintained at the Trustee funds
                                        available for immediate use in the
                                        amount transferred to the Trustee
                                        in accordance with Settlement
                                        Procedure G.  However, the Trustee
                                        need not credit the account of the
                                        Company unless and until the
                                        Trustee has confirmed receipt of
                                        funds in the appropriate amount
                                        transferred in accordance with
                                        Settlement Procedure G.

                                   K.   The Presenting Agent will confirm
                                        the purchase of such Note issued in
                                        book-entry form to the purchaser
                                        either by transmitting to the
                                        Participant with respect to such
                                        Note issued in book-entry form a
                                        confirmation order through DTC's
                                        Participant Terminal System or by
                                        mailing a written confirmation to
                                        such purchaser.

               Settlement          For orders of Book-Entry Notes accepted
               Procedures          by the Company for settlement on the
               Timetable:          first Business Day after the trade date,
                                   Settlement Procedures "A" through "K"
                                   set forth above shall be completed as
                                   soon as possible but not later than the
                                   respective times (New York City time)
                                   set forth below:

                                   Settlement
                                   Procedure             Time

                                        A-B  11:00 a.m. on the trade date
                                        C    2:00 p.m. on the trade date
                                        D    3:00 p.m. on the Business Day
                                             before Settlement Date
                                        E    9:00 a.m. on Settlement Date
                                        F    10:00 a.m. on Settlement Date
                                       G-H   No later than 2:00 p.m. on
                                             Settlement Date
                                        I    4:45 p.m. on Settlement Date
                                       J-K   5:00 p.m. on Settlement Date

                                   If a sale is to be settled more than one
                                   Business Day after the trade date,
                                   Settlement Procedures A, B, and C shall
                                   be completed prior to the specified
                                   times on the business day immediately
                                   prior to the Settlement Date.  In
                                   connection with a sale that is to be
                                   settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note issued in book-entry form is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                   If settlement of a Note issued in book-
                                   entry form is rescheduled or canceled,
                                   the Trustee, upon obtaining knowledge
                                   thereof, will deliver to DTC, through
                                   DTC's Participant Terminal System, a
                                   cancellation message to such effect by
                                   no later than 2:00 p.m., New York City
                                   time, on the Business Day immediately
                                   preceding the scheduled Settlement Date.

               Failure to          If the Trustee fails to enter an SDFS
               Settle:             deliver order with respect to a Note
                                   issued in book-entry form pursuant to
                                   Settlement Procedure G, the Trustee may
                                   deliver to DTC, through DTC's
                                   Participant Terminal System, as soon as
                                   practicable a withdrawal message
                                   instructing DTC to debit such Note to
                                   the participant account of the Trustee
                                   maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note issued in book-entry form that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes issued in book-entry form represented by a Book-Entry
                                   Note, the Trustee will mark such Book-
                                   Entry Note "canceled", make appropriate
                                   entries in its records and send such
                                   canceled Book-Entry Note to the Company.
                                   The CUSIP number assigned to such Book-
                                   Entry Note shall, in accordance with
                                   CUSIP Service Bureau procedures, be
                                   canceled and not immediately reassigned.
                                   If withdrawal messages are processed
                                   with respect to a portion of the Notes
                                   issued in book-entry form represented by a Book-Entry Note, the Trustee will exchange such Book-Entry Note for two
                                   Book-Entry Notes, one of which shall
                                   represent the Book-Entry Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes issued in book-entry form previously represented by the surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered Book-Entry Note.

                                   If the purchase price for any Book-Entry
                                   Note is not timely paid to the
                                   Participants with respect to such Note
                                   issued in book-entry form by the
                                   beneficial purchaser thereof (or a
                                   person, including an indirect
                                   participant in DTC, acting on behalf of
                                   such purchaser), such Participants and,
                                   in turn, the related Presenting Agent
                                   may enter an order through DTC's
                                   Participant Terminal System debiting the
                                   Note issued in book-entry form to such
                                   Presenting Agent's Participant Account
                                   and crediting such Note issued in book-
                                   entry form to the Participant Account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee (i) will immediately notify the Company of such order and the Company shall immediately transfer by Fedwire to the Presenting Agent an amount equal to the price of such Note issued in book-entry form that was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure J, and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.
                                   If such failure shall have occurred for
                                   any reason other than default by the
                                   applicable Presenting Agent to perform
                                   its obligations hereunder or under the
                                   Agreement, the Company will reimburse
                                   such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any
                                   actions in accordance with its SDFS
                                   operating procedures then in effect. In the event of a failure to settle with respect to a Note issued in book-entry form that was to have been represented by a Book-Entry Note also representing other Notes issued in book-entry form, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes issued in book-entry form and will make appropriate entries in its records.

               PART III: PROCEDURES FOR NOTES ISSUED IN CERTIFICATED FORM

               Issuance:           Each Certificated Note will be dated and
                                   issued as of the date of its
                                   authentication by the Trustee (or, in
                                   the case of a sale to an Agent as
                                   principal, as of the Time of Delivery
                                   set forth in the relevant Terms
                                   Agreement).  Each Certificated Note
                                   shall also bear an original issue date
                                   (the "Original Issue Date").  The
                                   Original Issue Date shall remain the
                                   same for all Certificated Notes
                                   subsequently issued upon transfer,
                                   exchange or substitution of an original
                                   Certificated Note regardless of their
                                   dates of authentication.

               Denominations:      The Certificated Notes will be issued in
                                   denominations of U.S. $25,000 and any
                                   larger denomination that is an integral
                                   multiple of $1,000 approved by the
                                   Company.  Any Certificated Notes
                                   denominated other than in U.S. dollars
                                   will be issuable in denominations as set forth in such Certificated Notes.

               Interest:           Each Certificated Note will bear
                                   interest in accordance with its terms.
                                   Interest will begin to accrue on the
                                   Original Issue Date of a Certificated
                                   Note for the first interest period and
                                   on the most recent interest payment date to which interest has been paid for all subsequent interest periods. Each payment of interest shall include interest accrued to, but excluding, the date of such payment. Notwithstanding the above, in the case of Floating Rate
                                   Notes issued in certificated form that
                                   reset daily or weekly, interest payments shall include accrued interest from, and including, the date of issue or from, but excluding, the last date in respect of which interest has been accrued and paid, as the case may be, to and including the fifteenth day prior to each Interest Payment Date (the "Record
                                   Date"), except that at maturity the
                                   interest payable will include interest
                                   accrued to, but excluding, the maturity
                                   date.  Interest payments in respect of
                                   Fixed Rate Notes issued in certificated
                                   form will be made semiannually on June
                                   15 and December 15 of each year and at
                                   maturity. However, the first payment of interest on any Note originally issued between a Record Date and an Interest
                                   Payment Date will be made on the
                                   Interest Payment Date following the next succeeding Record Date. The Record Date for any payment of interest shall be for Fixed Rate Notes the last calendar day of the month next preceding the applicable Interest Payment Date and for Floating Rate Notes the date 15 days prior to the applicable Interest Payment
                                   Date.  Interest at maturity will be
                                   payable to the person to whom the
                                   principal is payable.  The Calculation
                                   Agent will advise the Trustee, the
                                   Company and the Agents of each
                                   determination of the interest rate
                                   applicable to any Floating Rate Note
                                   issued in certificated form promptly
                                   after such calculation is made.  FOR
                                   ADDITIONAL PROVISIONS RELATING TO
                                   FLOATING RATE NOTES ISSUED IN
                                   CERTIFICATED FORM, SEE THE PROSPECTUS
                                   SUPPLEMENT.

               Payments of         The Trustee will pay the principal
               Principal and       amount of each Certificated Note at
               Interest:           maturity, together with accrued interest
                                   due at maturity upon presentment and
                                   delivery of the Certificated Note to the Trustee. Such payment will be made in funds available for immediate use by the Certificated Noteholder. Certificated
                                   Notes presented to the Trustee at
                                   maturity for payment will be canceled by the Trustee and delivered to the Company. The Trustee will debit the Company's account with the Trustee for the amount of such Certificated Notes.
                                   All interest payments on a Certificated
                                   Note, other than interest due at
                                   maturity, will be made by checks drawn
                                   on the Trustee and mailed by the Trustee to the registered addresses of the persons entitled thereto. To the extent feasible, the Trustee will furnish monthly to the Company a list of the principal and interest payments in each currency to be made on Certificated
                                   Notes maturing in the next succeeding
                                   month.  The Trustee will be responsible
                                   for withholding taxes on interest paid
                                   as required by applicable law but shall
                                   be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

               Settlement          Settlement Procedures with regard to
               Procedures:         each sale of Certificated Notes shall be
                                   as follows:

                                   A.   The Presenting Agent will advise
                                        the Company by telephone of the
                                        following settlement information
                                        with regard to each Certificated
                                        Note:

                                        1.   Exact name in which
                                             Certificated Note is to be
                                             registered (the "Registered
                                             Owner").

                                        2.   Exact address or addresses of
                                             the Registered Owner for
                                             delivery, notices and payments
                                             of principal and interest.

                                        3.   Taxpayer identification number
                                             of the Registered Owner.

                                        4.   Principal amount purchased.

                                        5.   Denomination of the
                                             Certificated Notes.

                                        6.   Agent's commission or
                                             discount, as applicable.

                                        7.   Settlement Date.

                                        8.   Maturity date.

                                        9.   Fixed Rate Notes issued in
                                             certificated form:

                                             a)   interest rate.

                                             Floating Rate Notes issued in
                                             certificated form:

                                             a)   interest rate basis;
                                             b)   initial interest rate;
                                             c)   spread, if any;
                                             d)   interest reset dates and
                                                  period;
                                             e)   interest payment dates
                                                  and period;
                                             f)   index maturity;
                                             g)   maximum and minimum
                                                  interest rates, if any;
                                             h)   spread multiplier, if
                                                  any;
                                             i)   interest determination
                                                  date; and
                                             j)   the Calculation Agent.

                                        10.  Price paid by purchaser and
                                             net proceeds to the Company.

                                        11.  Trade date.

                                   B.   The Company, through an authorized
                                        representative of the Company, will
                                        advise the Trustee by facsimile
                                        transmission or other method
                                        acceptable to the Trustee of the
                                        above settlement information
                                        received from an Agent and will
                                        cause the Trustee to issue,
                                        authenticate and deliver
                                        Certificated Notes in accordance
                                        with the terms of the written order
                                        of the Company then in effect.

                                   C.   The Trustee will complete the
                                        preprinted 4-ply Certificated Note
                                        packet containing the following
                                        documents in forms approved by the
                                        Company, the Agents and the
                                        Trustee:

                                        1.   Note with Agent's customer
                                             confirmation.

                                        2.   Stub 1 (for Trustee's
                                             records).

                                        3.   Stub 2 (for Agent's records).

                                        4.   Stub 3 (for Company's
                                             records).

                                   D.   With respect to each trade, the
                                        Trustee will deliver the
                                        Certificated Notes and Stubs 1 and
                                        2 thereof to the Agents at the
                                        following address:  Merrill Lynch,
                                        Pierce, Fenner & Smith
                                        Incorporated, Money Market
                                        Clearance-MTNs, NSCC-NY Window, 55
                                        Water Street, 3rd Floor, New York,
                                        New York 10041, Attention: Al
                                        Mitchell, Operations; J.P. Morgan
                                        Securities Inc., NSCC-NY Window, 55
                                        Water Street - Plaza Level, New
                                        York, New York 10041, Attention:
                                        Bill Davis; UBS Securities LLC, 299
                                        Park Avenue, New York, New York
                                        10171-0026, Attention: Richard M.
                                        Messina; Chase Securities Inc., 55
                                        Water Street, 2nd Floor, New York,
                                        New York 10041, Attention: Room
                                        226, Window 17 or 18; or Salomon
                                        Brothers Inc, c/o Bank of New York,
                                        One Wall Street, 3rd Floor, New
                                        York, New York 10005, Attention:
                                        Dealer Clearance.  The Presenting
                                        Agent will acknowledge receipt of
                                        the Certificated Note through a
                                        broker's receipt, will keep Stub 2
                                        and will return Stub 1 to the
                                        Trustee.  Delivery of the
                                        Certificated Note will be made only
                                        against such acknowledgment of
                                        receipt and payment, at a later
                                        time (but on the same day), to the
                                        Company of immediately available
                                        funds.  Prior to the first
                                        settlement date, the Company shall
                                        have sent a letter to Merrill Lynch
                                        Clearance Operations, J.P. Morgan
                                        Securities Inc., UBS Securities
                                        LLC, Chase Securities Inc. or
                                        Salomon Brothers Inc, as the case
                                        may be, containing standard wire
                                        instructions for the net proceeds
                                        of each Certificated Note,
                                        addressed as follows:  Merrill
                                        Lynch, Pierce, Fenner & Smith,
                                        Incorporated, Money Market
                                        Clearance-MTNs, NSCC-NY Window, 55
                                        Water Street, 3rd Floor, New York,
                                        New York 10041, Attention: Al
                                        Mitchell; J.P. Morgan Securities
                                        Inc., NSCC-NY Window, 55 Water
                                        Street - Plaza Level, New York, New
                                        York 10041, Attention: Bill Davis;
                                        UBS Securities LLC, 299 Park
                                        Avenue, New York, New York 10171-
                                        0026, Attention: Richard M.
                                        Messina; Chase Securities Inc., 270
                                        Park Avenue, New York, New York
                                        10017, Attention:  Medium-Term Note
                                        Desk; or Salomon Brothers Inc, c/o
                                        Bank of New York, One Wall Street,
                                        3rd Floor, New York, New York
                                        10005, Attention:  Dealer
                                        Clearance.

                                   E.   The Presenting Agent will deliver
                                        the Certificated Note (with
                                        confirmations) as well as a copy of
                                        the Prospectus, Prospectus
                                        Supplement and Pricing Supplement
                                        received from the Company to the
                                        customer against payment of an
                                        amount equal to the principal
                                        amount of the Certificated Note in
                                        immediately available funds.  In
                                        all cases, the Prospectus,
                                        Prospectus Supplement and Pricing
                                        Supplement must accompany or
                                        precede written confirmation of the
                                        sale of the Certificated Notes and
                                        delivery of the Certificated Notes.

                                   F.   The Trustee will send by mail Stub
                                        3 to the Company's Corporate
                                        Treasurer's Department.

               Settlement          For offers accepted by the Company,
               Procedures          Settlement Procedures "A" through "F"
               Timetable for       set forth above shall be completed on or
               Purchases           before the respective times set forth
               through Agents:     below:

                                   Settlement
                                   Procedure             Time

                                       A-B   3:00 PM on Business Day prior
                                             to settlement
                                       C-D   2:15 PM on Settlement Date
                                        E    3:00 PM on Settlement Date
                                        F    5:00 PM on Settlement Date

               Failure of          In the event that a purchaser of a
               Purchaser to        Certificated Note from the Company shall
               Accept Delivery     either fail to accept delivery of or
               or Make             make payment for a Certificated Note on
               Payment:            the date fixed for settlement, the
                                   Presenting Agent with which the order
                                   for the purchase of such Certificated
                                   Note was placed will forthwith notify
                                   the Trustee and the Company's Corporate
                                   Treasurer's Department by telephone,
                                   confirmed in writing, of such failure
                                   and return the Certificated Note to the
                                   Trustee.

                                   Upon receipt of the Certificated Note
                                   from the Agent, the Trustee will
                                   immediately advise the Company and the
                                   Company will promptly arrange to credit
                                   the account of the Presenting Agent in
                                   an amount of immediately available funds equal to the amount, if any, previously paid by such Agent in settlement for the Certificated Note. Such debits and credits will be made on the Settlement Date, if possible, and in any event not later than the Business Day following such date. If such failure shall have occurred for any reason other than default by such Agent in the performance of its obligations hereunder or under the Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy the Certificated Note, make appropriate entries in its records to reflect the fact that the Certificated Note was never issued, and accordingly notify in writing the Company.


                                                                  EXHIBIT C

                                FOREIGN CURRENCY AMENDMENT

                       (Insert Title of Foreign Currency or Currency
                           Unit to be Covered by this Amendment)

                         The undersigned hereby agree that for the purposes
               of the issue and sale of Notes denominated in [title of currency or currency unit] (the "Applicable Foreign Currency") pursuant to the Distribution Agreement, dated July 25, 1997 (the "Distribution Agreement"), the following additions and modifications shall be made to the Distribution Agreement. The additions and modifications adopted hereby shall be of the same effect for the sale under the Distribution Agreement of all Notes denominated in the Applicable Foreign Currency, whether offered on an agency or principal basis, but shall be of no effect with respect to Notes denominated in any currency other than the Applicable Foreign Currency.

                         Except as otherwise expressly provided herein, all
               terms used herein that are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement. The term[s] Agent [or Agents], as used in the Distribution Agreement, shall be deemed to refer [only] to the undersigned Agent[s] for purposes of this Amendment.

                         [Insert appropriate additions and modifications to
               the Distribution Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, according to the customary practice of the Agent [or Agents] when acting as underwriters in offerings denominated in the Applicable Foreign Currency.]

               ____________, 199_

               BENEFICIAL CORPORATION

               By_________________________
               Name:______________________
               Title:_____________________

               [Name of Agent(s) participating in the
               offering of Notes in the Applicable
               Foreign Currency]

               BENEFICIAL CORPORATION

               By_________________________
               Name:______________________
               Title:_____________________